SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

October 8th, 2010
Date of Report (Date of earliest event reported)
____________________________________________________

Bay Street Capital, Inc.
(Exact name of Company as specified in its charter)

 (Commission File Number)

Nevada
(State or other jurisdiction of incorporation or organization)

20-5655532
(IRS Employer Identification Number)

3651 Lindell Road, Suite D #146
Las Vegas, Nevada	89103
(Address of principal executive offices)	(ZIP Code)

Bryce Knight, CEO
Bay Street Capital, Inc.
3651 Lindell Road, Suite D #146
Las Vegas, Nevada
(Name and address of agent for service)

(702) 943-0330
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant

On September 24, 2010 our Board of Directors unanimously authorized the dismissal of our previous accounting firm, Turner, Stone & Company LLP; and on October 5, 2010 notification was sent to Turner Stone of the change from our Chief Executive Officer.

The reports of Turner Stone on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that Turner Stone had raised substantial doubt about the Company's ability to continue as a going concern.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Turner Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Turner Stone, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Turner Stone with a copy of this disclosure before its filing with the SEC. We requested that Turner Stone provide us with a letter addressed to the SEC stating whether or not it agreed with the above statements. We received a letter from Turner Stone stating that it agrees with the above statements on October 8, 2010. A copy of this letter is filed as an exhibit to this report.

New Independent Accountants

On September 24, 2010 the Registrant’s Board of Directors approved the appointment of Paritz & Company, P.A. as the Registrant’s new independent registered public accounting firm. During the two most recent fiscal years and through the date of our engagement, we did not consult with Paritz regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Paritz, Paritz did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to appoint Paritz as our new independent registered public accounting firm.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of Business Acquired

None.

(b)	Pro Forma Financial Statements

None

(c)	Exhibits

	Exhibit 16.1	Turner Stone Letter to SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Company and in the capacity thereunto duly authorized, in Santa Monica, California, on the 8th Day of October 2010.

Bay Street Capital, Inc.
By:	/s/ Bryce Knight
Bryce Knight, Chief Executive Officer

 EXHIBIT INDEX

Exhibits
Turner Stone Letter to SEC